UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Thrivent Mutual Funds

(Name of Registrant as Specified in Charter)

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Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, MN 55415

June 18, 2015

Dear Shareholder:

The Board of Trustees of Thrivent Mutual Funds has scheduled a special meeting of shareholders for August 14, 2015, to elect a Board of Trustees for Thrivent Mutual Funds, which includes all nine of the current Trustees and one additional nominee for Trustee. In addition, if you are a shareholder of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund or Thrivent Moderately Conservative Allocation Fund (collectively, the “Asset Allocation Funds”), you will be asked to approve a new investment advisory fee structure for the Asset Allocation Funds. If you are unable to attend the meeting, or would prefer not to, please vote by proxy before August 14, 2015, in one of the ways described below.

The Board recommends that you vote in favor of these proposals. Although the reasons for this recommendation are described in detail in the accompanying Proxy Statement, in summary:

•	Approval of the Trustee nominees will allow the Board to address the changing needs of Thrivent Mutual Funds by appointing an additional Trustee to the Board.
•	The Board believes that the new investment advisory fee structure for the Asset Allocation Funds will be easier for shareholders and potential shareholders to understand. Please note that this change is expected to decrease the net expense ratios paid by shareholders.

For these and the other reasons described in the Proxy Statement, the Board of Trustees unanimously recommends that you vote “FOR” the proposals to elect the Trustees of Thrivent Mutual Funds and approve a new investment advisory fee structure for the Asset Allocation Funds.

Your vote is extremely important. You can vote quickly and easily in any one of these ways:

•	Via internet: through the website listed on your voting form
•	Via telephone: using the toll-free number listed on the voting form
•	Via mail: a postage paid envelope will be included in your packet
•	In person: attend the shareholders meeting on August 14 at the Thrivent Financial corporate office in Minneapolis.

Whether or not you expect to attend the meeting, please help us to avoid the cost of a follow-up mailing by voting as soon as possible. If you have any questions about the proxy card, please call Computershare, the company retained to coordinate proxy solicitation and voting, at 1-866-865-3843.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. Please read the entire Proxy Statement carefully before you vote.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

IMPORTANT SHAREHOLDER INFORMATION

Within This Package You Will Find the Following:

•	Proxy Statement

•	Proxy card

•	Business reply envelope

The Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) has unanimously approved the proposals regarding the election of Trustees of the Trust and, with respect to Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund or Thrivent Moderately Conservative Allocation Fund (collectively, the “Asset Allocation Funds”), the new investment advisory fee structure. The following questions and answers provide a brief overview of the items contained in the Proxy Statement. The Board encourages you to read the full text of the enclosed Proxy Statement carefully.

What am I being asked to vote on at the upcoming special meeting of shareholders to be held on August 14, 2015 (the “Special Meeting”)?

All shareholders of the Trust are asked to vote to elect Trustees to serve on the Board of Trustees of the Trust. The nominees include all nine of the current Trustees and one additional nominee. In addition, the shareholders of the Asset Allocation Funds are asked to vote in favor of approving a proposed new investment advisory fee structure. These proposals are discussed more fully in the Proxy Statement.

Why does the Board recommended that I vote in favor of the election of Trustees?

The Board recommends that you vote in favor of the Trustee nominees because the Board believes that the addition of the one non-incumbent Trustee nominee would benefit the Trust and its shareholders. The proposed non-incumbent Trustee has extensive investment management experience and would be able to provide meaningful oversight of the Trust’s operations and the investment adviser’s efforts to navigate the complexities of today’s financial markets and the evolution of the Trust’s business. In addition, the election of all Trustees at this time will allow the Board, in the future, to appoint additional Trustees to the Board within the requirements of the Investment Company Act of 1940. Currently, the Board cannot appoint additional Trustees to the Board, as more fully explained in the Proxy Statement, unless a certain percentage of Trustees has already been elected by shareholders. As the financial markets and regulatory framework in which the Trust operates evolve over time, different needs arise. In order to meet these changing needs, the Board wishes to be able to appoint Trustees with the expertise and experience to maintain, and even enhance, the strength of the Board’s oversight of the Trust’s operations.

Why does the Board recommend that I vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Funds?

The Board recommends that you vote in favor of the approval of the new investment advisory fee structure for the Asset Allocation Funds because the Board believes that simplifying the fee structure will benefit current shareholders and make the Asset Allocation Funds more attractive to potential shareholders. For reasons set forth in the Proxy Statement, the Board believes that the current investment advisory fee structure has served the Asset Allocation Funds well and has provided competitive advisory fees to shareholders. However, the current structure, while effective, is somewhat complicated. The Board and management of the Trust believe that a simplified fee structure is more consistent with the Trust’s brand messaging. As described more fully in the Proxy Statement, the Asset Allocation Funds’ net expense ratios are expected to decrease as a result of the change to the fee structure.

Will my vote make a difference?

Yes! Your vote is needed to ensure that the proposals can be acted upon at the Special Meeting. Your immediate response will help save the costs of any further solicitation. We encourage you to participate in the governance of your funds.

How can I vote?

Shareholders are invited to attend the Special Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Special Meeting by filing a written notice of revocation, by executing another proxy bearing a later date or by attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions.

2

Thrivent Aggressive Allocation Fund	Thrivent Mid Cap Growth Fund
Thrivent Moderately Aggressive Allocation Fund	Thrivent Partner Mid Cap Value Fund
Thrivent Moderate Allocation Fund	Thrivent Mid Cap Stock Fund
Thrivent Moderately Conservative Allocation Fund	Thrivent Partner Worldwide Allocation Fund
Thrivent Growth and Income Plus Fund	Thrivent Large Cap Growth Fund
Thrivent Balanced Income Plus Fund	Thrivent Large Cap Value Fund
Thrivent Diversified Income Plus Fund	Thrivent Large Cap Stock Fund
Thrivent Opportunity Income Plus Fund	Thrivent High Yield Fund
Thrivent Natural Resources Fund	Thrivent Income Fund
Thrivent Partner Emerging Markets Equity Fund	Thrivent Municipal Bond Fund
Thrivent Partner Small Cap Growth Fund	Thrivent Government Bond Fund
Thrivent Partner Small Cap Value Fund	Thrivent Limited Maturity Bond Fund
Thrivent Small Cap Stock Fund	Thrivent Money Market Fund

Series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on August 14, 2015

A Special Meeting of Shareholders (the “Special Meeting”) of each series of Thrivent Mutual Funds (the “Trust”) listed above will be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota on August 14, 2015, at 9:00 a.m. Central Time for the following purposes:

1.	To elect Trustees of the Trust.

2.	To approve a new investment advisory fee structure for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund.

3.	To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments.

The Board of Trustees of the Trust has fixed the close of business on June 16, 2015 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

By Order of the Board of Trustees

Michael W. Kremenak

Secretary

Thrivent Mutual Funds

Minneapolis, Minnesota

June 18, 2015

YOUR VOTE IS IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters by promptly returning your voting instructions on the enclosed proxy card. If you are unable to be present in person, please mark, date, sign and return the proxy card. The enclosed envelope requires no postage if mailed within the United States. You also may vote by telephone or the Internet by following the instructions on the enclosed proxy card.

2

Thrivent Aggressive Allocation Fund	Thrivent Mid Cap Growth Fund
Thrivent Moderately Aggressive Allocation Fund	Thrivent Partner Mid Cap Value Fund
Thrivent Moderate Allocation Fund	Thrivent Mid Cap Stock Fund
Thrivent Moderately Conservative Allocation Fund	Thrivent Partner Worldwide Allocation Fund
Thrivent Growth and Income Plus Fund	Thrivent Large Cap Growth Fund
Thrivent Balanced Income Plus Fund	Thrivent Large Cap Value Fund
Thrivent Diversified Income Plus Fund	Thrivent Large Cap Stock Fund
Thrivent Opportunity Income Plus Fund	Thrivent High Yield Fund
Thrivent Natural Resources Fund	Thrivent Income Fund
Thrivent Partner Emerging Markets Equity Fund	Thrivent Municipal Bond Fund
Thrivent Partner Small Cap Growth Fund	Thrivent Government Bond Fund
Thrivent Partner Small Cap Value Fund	Thrivent Limited Maturity Bond Fund
Thrivent Small Cap Stock Fund	Thrivent Money Market Fund

Series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) to be used at a Special Meeting of Shareholders and any adjournments (collectively, the “Special Meeting”) of each series of the Trust listed above (each, a “Fund,” and collectively, the “Funds”) to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on August 14, 2015, at 9:00 a.m. Central Time. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being mailed on or about July 1, 2015.

Proposals

The following table identifies each proposal in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Funds that are being solicited to approve the proposal.

	Description of Proposal	Funds Affected
1.	Elect Trustees of the Trust	All Funds
2.	Approve a New Advisory Fee Structure	Thrivent Aggressive Allocation Fund,
Thrivent Moderately Aggressive
Allocation Fund, Thrivent Moderate
Allocation Fund and Thrivent
Moderately Conservative Allocation
Fund (collectively, the “Asset
Allocation Funds”)
3.	Consider and act upon any related matter and to transact other business that may properly come before the Special Meeting and all adjournments	All Funds

Quorum and Voting

Who is entitled to vote?

Shareholders of record of each Fund at the close of business on June 16, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.

The shareholders of each Fund will vote separately on certain matters at the Special Meeting as described below, although voting instructions are being solicited through use of this combined Proxy Statement. With respect to Proposal 1 (regarding the election of Trustees of the Trust), shareholders of each Fund of the Trust will vote together with each other Fund of the Trust. With respect to Proposal 2 (regarding a new advisory fee structure for the Asset Allocation Funds), shareholders of each Asset Allocation Fund will vote separately. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Funds but not by shareholders of another Asset Allocation Fund, Proposal 2 will be effective with respect to each Fund for which shareholders have approved the proposal.

The table below reflects the total number of shares of each class of each Fund issued and outstanding as of the Record Date.

Fund	Number of Class A Shares	Number of Institutional Class Shares
Thrivent Aggressive Allocation Fund	51,728,808.905	8,264,955.756
Thrivent Moderately Aggressive Allocation Fund	132,453,172.967	9,094,813.494

Fund	Number of Class A Shares	Number of Institutional Class Shares
Thrivent Moderate Allocation Fund	132,619,123.913	7,993,863.270
Thrivent Moderately Conservative Allocation Fund	61,140,351.781	3,133,923.096
Thrivent Growth and Income Plus Fund	7,418,007.726	200,794.610
Thrivent Balanced Income Plus Fund	17,948,898.487	4,254,154.579
Thrivent Diversified Income Plus Fund	84,278,399.533	16,734,306.812
Thrivent Opportunity Income Plus Fund	25,958,696.035	14,367,900.849
Thrivent Natural Resources Fund	2,251,104.013	8,759,064.462
Thrivent Partner Emerging Markets Equity Fund	1,301,677.021	49,604.908
Thrivent Partner Small Cap Growth Fund	1,172,759.997	13,616.997
Thrivent Partner Small Cap Value Fund	5,108,891.088	6,057,855.027
Thrivent Small Cap Stock Fund	13,602,725.513	4,169,180.892
Thrivent Mid Cap Growth Fund	14,053,200.211	6,584,514.080
Thrivent Partner Mid Cap Value Fund	2,123,570.525	11,190,126.816
Thrivent Mid Cap Stock Fund	31,186,813.051	11,385,719.658
Thrivent Partner Worldwide Allocation Fund	17,565,927.867	66,136,749.909
Thrivent Large Cap Growth Fund	23,495,453.306	49,700,282.809
Thrivent Large Cap Value Fund	11,884,135.614	29,053,425.910
Thrivent Large Cap Stock Fund	60,539,125.935	6,973,186.862
Thrivent High Yield Fund	104,525,077.102	50,898,246.342
Thrivent Income Fund	42,537,424.764	48,941,081.190
Thrivent Municipal Bond Fund	126,202,335.183	9,450,982.191
Thrivent Government Bond Fund	1,639,073.099	9,666,231.930
Thrivent Limited Maturity Bond Fund	30,187,025.395	36,337,413.576
Thrivent Money Market Fund	405,759,075.357	10,137,426.450

Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

How Can I Vote?

You may vote by mail, telephone or the Internet. To vote by mail, date and sign the enclosed proxy card and return it in the enclosed postage-paid envelope. To vote by telephone or the Internet, use the telephone number or website address on the enclosed proxy card. If you vote by telephone or the Internet, there is no need to mail the proxy card. You are also invited to attend the Special Meeting and to vote in person.

You may revoke your voting instructions at any time prior to their use by:

•	giving written notice of revocation to an officer of the Trust,

•	returning to an officer of the Trust a properly executed, later dated voting instruction form,

•	voting later by telephone or Internet, or

•	attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person.

Attendance and voting at the Special Meeting will not by itself constitute a revocation of voting instructions. Shares represented by the signed voting instructions received by the Board in time for voting that are not revoked will be voted in accordance with the instructions noted on the signed proxy card. Unless instructions to the contrary are marked on the proxy card, the shares represented by the proxy card will be voted FOR all the proposals. The proxy card grants discretion to the persons named thereon, as proxies, to take such further action as they determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

For purposes of considering Proposal 1, one-third of the aggregate number of shares of the Trust entitled to vote at the Special Meeting and represented in person or by proxy constitutes a quorum. For purposes of considering Proposal 2, one-third of the shares of each Fund entitled to vote at the Special Meeting and represented in person or by proxy constitutes a quorum with respect to such Fund.

What is the voting requirement to pass each Proposal?

A plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum is present will be required for the election of Trustees (Proposal 1). Approval of Proposal 2 by each Asset Allocation Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of such Asset Allocation Fund, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”). For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the lesser of (1) the vote of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Fund. Should Proposal 2 be approved by shareholders of one or more Asset Allocation Funds but not by shareholders of another Asset Allocation Fund, Proposal 2 will be effective with respect to each Fund for which shareholders have approved the proposal.

Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes “FOR” a proposal. Abstentions and broker non-votes will be deemed present for quorum purposes. With respect to Proposal 1, abstentions and broker non-votes are disregarded since only votes “FOR” are considered in a plurality voting requirement. With respect to Proposal 2, abstentions and broker non-votes have the same effect as votes cast against the proposal.

How are voting instructions being solicited?

The Board expects to make this solicitation primarily by mail. However, in addition to soliciting voting instructions by mail, the officers and Trustees of the Trust and persons affiliated with Thrivent Asset Management, LLC (“TAM” or the “Adviser”), the Trust’s investment adviser, may solicit voting instructions personally or by telephone or other electronic means. The Trust may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. The costs for such a proxy solicitation firm are not expected to exceed $700,000. The Board has determined an equitable allocation of the costs of solicitation, including the cost of retaining a proxy solicitation firm, and other expenses incurred in connection with preparing this Proxy Statement, as described below. The costs of electing Trustees, estimated to be $790,000, are an expense of the Trust and will be borne by the Funds. Such costs will be allocated among the Funds based upon their respective numbers of shareholders. The incremental costs associated with Proposal 2 are estimated to be $670,000, which will be paid by the Asset Allocation Funds because shareholders are expected to benefit from lower total expense ratios as a result of the change. Such costs will be allocated among the Asset Allocation Funds based upon their respective numbers of shareholders. Total proxy costs are estimated to be $1,460,000, which includes the $700,000 detailed above. Should a proposal not be approved by shareholders, the Board will discuss alternatives with the Adviser.

Additional Information about the Funds

The financial statements of each Fund for the fiscal year ended October 31, 2014 (or December 31, 2014, in the case of the Thrivent Natural Resources Fund, Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund), are included in the Funds’ annual reports, which have been previously sent to shareholders. The Trust will provide you with a copy of an annual or semiannual report without charge. You may obtain a copy of these reports by writing to Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348 or by calling toll-free (800) 847-4836. These reports are also available on the website (www.thrivent.com) of Thrivent Financial for Lutherans (“Thrivent Financial”).

As of January 29, 2015, the following were significant shareholders of a Fund’s securities. This list of shareholders includes affiliates of the Funds and the Funds themselves.

Name	Fund	Percent Owned
Thrivent Moderate	Thrivent Mid Cap Stock Fund—Institutional Class	6.90%
Allocation Fund	Thrivent Large Cap Growth Fund—Institutional Class	19.54%
	Thrivent Large Cap Value Fund—Institutional Class	21.45%
	Thrivent Partner Mid Cap Value Fund—Institutional Class	22.67%
	Thrivent Partner Small Cap Value Fund— Institutional Class	18.02%
	Thrivent Income Fund—Institutional Class	23.13%
	Thrivent Natural Resources Fund—Institutional Class	27.39%
	Thrivent High Yield Fund—Institutional Class	6.92%
	Thrivent Limited Maturity Bond Fund—Institutional Class	18.67%
	Thrivent Partner Worldwide Allocation Fund— Institutional Class	19.52%
	Thrivent Government Bond Fund—Institutional Class	23.67%
	Thrivent Small Cap Stock Fund—Institutional Class	5.38%

Thrivent Moderately	Thrivent Mid Cap Stock Fund—Institutional Class	10.59%
Aggressive Allocation	Thrivent Large Cap Growth Fund—Institutional Class	24.82%
Fund	Thrivent Large Cap Value Fund—Institutional Class	25.19%
	Thrivent Large Cap Stock Fund—Institutional Class	5.65%
	Thrivent Small Cap Stock Fund—Institutional Class	8.20%
	Thrivent Partner Small Cap Value Fund—Institutional Class	18.94%
	Thrivent Income Fund—Institutional Class	9.74%
	Thrivent Mid Cap Growth Fund—Institutional Class	12.21%
	Thrivent Partner Worldwide Allocation Fund—Institutional Class	25.54%
	Thrivent Natural Resources Fund—Institutional Class	30.41%
	Thrivent High Yield Fund—Institutional Class	8.17%
	Thrivent Partner Mid Cap Value Fund—Institutional Class	34.33%
	Thrivent Government Bond Fund—Institutional Class	23.15%

Thrivent Aggressive Allocation Fund	Thrivent Partner Worldwide Allocation Fund— Institutional Class	13.27%

Name	Fund	Percent Owned
	Thrivent Natural Resources Fund—Institutional Class	15.06%
	Thrivent Large Cap Value Fund—Institutional Class	7.71%
	Thrivent Small Cap Stock Fund—Institutional Class	6.12%
	Thrivent Partner Small Cap Value Fund— Institutional Class	8.12%
	Thrivent Mid Cap Growth Fund—Institutional Class	9.24%
	Thrivent Partner Mid Cap Value Fund—Institutional Class	16.61%
	Thrivent Large Cap Growth Fund—Institutional Class	11.61%

Thrivent Moderately	Thrivent Large Cap Value Fund—Institutional Class	7.24%
Conservative Allocation Fund	Thrivent Natural Resources Fund—Institutional Class	11.97%
	Thrivent Limited Maturity Bond Fund—Institutional Class	13.10%
	Thrivent Partner Worldwide Allocation Fund— Institutional Class	5.78%
	Thrivent Partner Mid Cap Value Fund—Institutional Class	12.37%
	Thrivent Government Bond Fund—Institutional Class	10.77%
	Thrivent Income Fund—Institutional Class	8.34%

Thrivent Financial for Lutherans	Thrivent Partner Worldwide Allocation— Institutional Class	13.49%
625 Fourth Ave. So. Mpls, MN	Thrivent Partner Emerging Markets Equity Fund— Institutional Class	59.14%
55415-1624

Interfaith Community Foundation	Thrivent Government Bond Fund—Institutional Class	33.92%
625 Fourth Avenue South, Suite 1500	Thrivent Large Cap Growth Fund—Institutional Class	5.01%
Minneapolis, MN
55415-1624

Fox Cities Performing Arts Center	Thrivent Opportunity Income Fund—Institutional Class	8.83%
400 W. College Ave
Appleton, WI
54911-5931

PROPOSAL 1

Election of Trustees

Background

The Board is responsible for supervising the management of the Trust. The 1940 Act and rules adopted under the 1940 Act contain provisions requiring that certain percentages of a mutual fund’s board of trustees consist of individuals who are independent of the mutual fund within the meaning of Section 2(a)(19) of the 1940 Act. Current regulations applicable to the Funds require that a majority of the Trust’s Board consist of “Independent Trustees.”

In addition, as a general matter, no individual may serve as a trustee unless that individual was elected as a trustee by the outstanding voting securities of a mutual fund. Vacancies occurring, however, between shareholder meetings may be filled in any otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the trustees then holding office shall have been elected to such office by the holders of the outstanding voting securities at a shareholder meeting (the “two-thirds rule”).

The Board currently consists of nine persons, eight of whom are Independent Trustees. Six of the nine incumbent Trustees, (Richard L. Gady, Russell W. Swansen, Richard A. Hauser, Paul R. Laubscher, Douglas D. Sims and Constance L. Souders) have been elected by shareholders at a past shareholder meeting. Between the years 2009 and 2011, four Independent Trustees retired. Three incumbent Trustees are scheduled to retire at the end of 2016. However, the currently sitting Trustees, because of requirements of the 1940 Act, cannot appoint any additional Trustees. These Trustees, however, believe that the addition of new Trustees would benefit the Trust and its shareholders.

Reasons for the Proposal

This proposal serves two purposes. First, the Board believes that the Trust and its shareholders would benefit from the expertise of the new Trustee nominee, Mr. Royal, who would be a valuable addition to the Board. Mr. Royal has significant investment management experience and would be able to provide meaningful oversight of the Trust’s operations and the investment manager’s efforts to navigate the complexities of today’s financial markets and the evolution of the Trust’s business. His qualifications and the qualifications of the other nominees are discussed below.

In addition, the election by shareholders of all Trustees at this time will allow the Board to appoint new Trustees, if the need were to arise, and comply with the regulatory requirements of the 1940 Act (i.e., the two-thirds rule).

The Trustee nominees include the nine incumbent Trustees (Ms. Case, Mr. Gady, Mr. Hauser, Mr. Joseph, Mr. Laubscher, Mr. Nussle, Mr. Sims, Ms. Souders and

Mr. Swansen) and one non-incumbent nominee, (Mr. Royal). At a meeting held on May 20, 2015, the Board recommended and nominated these individuals to serve as Trustees to the Trust, pending shareholder approval.

If these ten nominees were to be elected, eight of the ten Trustees would be Independent Trustees. Mr. Swansen and Mr. Royal, through their position with TAM, the Trust’s investment adviser, would be interested Trustees. The Board believes that this percentage of Independent Trustees to total Trustees (80%) is appropriate for effective oversight of the Trust. It is important to note that the Chair of the Board, Mr. Hauser, is an Independent Trustee.

All shares represented by valid proxy cards will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason, any of the nominees should not be available for election as contemplated, the proxies named in the proxy card may, unless otherwise limited, vote the shares represented thereby to elect such substitute nominees, if any, as may be designated by the Board, subject to the applicable provisions of the 1940 Act. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the nominees is provided below.

Nominees

Independent Trustees1

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Janice B. Case 625 Fourth Avenue South Minneapolis, MN (1952)	Trustee since 2011	60	Retired	Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERO”) for North America) since 2008.

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN (1943)	Trustee since 1987	60	Retired	None

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN (1943)	Trustee since 2004	60	Vice President and Assistant General Counsel, The Boeing Company since 2007.	None

Marc S. Joseph 625 Fourth Avenue South Minneapolis, MN (1960)	Trustee since 2011	60	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN (1956)	Trustee since 2009	60	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds since 1989.	None

James A. Nussle 625 Fourth Avenue South Minneapolis, MN (1960)	Trustee since 2011	60	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009.	Currently, Advisory Board member of AVISTA Capital Partners and Director of PRA Group, Inc. (PRAA)

Name, Address and Year of Birth	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN (1946)	Trustee since 2006	60	Retired	Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN (1950)	Trustee since 2007	60	Retired	None

Interested Trustees3

Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Trustee since 2009	60	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	Currently, Director of Twin Bridge Capital Partners, Invenshure LLC, Children’s Cancer Research Fund, and Intellectual Takeout.

David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	President since 2015	60	President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Chief Compliance Officer from May 2010 until December 2010.	Currently, Fairview Hospital Foundation

(1)	The Trustees, other than Mr. Swansen and Mr. Royal, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified.
(3)	“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Swansen and Mr. Royal are considered an interested persons because of their occupations with TAM and Thrivent Financial.

Qualifications of the Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees, that each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees (in the case of the individuals that currently serve as Trustees), TAM, the Funds’ investment manager, the sub-advisers, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting and/or public service positions, and through experience from service as a Trustee on the Board of the Trust, other mutual funds, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee. As used in this Proxy Statement, the Trust, Thrivent Cash Management Trust, and Thrivent Series Fund, Inc. constitute the “Fund Complex.”

Independent Trustee Nominees

Janice B. Case. Ms. Case has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has nearly 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.

Richard L. Gady. Mr. Gady has served as a Director on the Board of the Fund Complex since 1987. He has experience as an executive officer and economist for a large public company in the agribusiness. Mr. Gady also has experience as a director as a former board member of the International Agricultural Marketing Association, the MOSAIC in Axtell and the Omaha Hearing School, and as an advisor to the USDA and USTR for agricultural trade policy.

Richard A. Hauser. Mr. Hauser has served as a Director on the Board of the Fund Complex since 2004, as Chair of the Board since 2012 and as Chair of the Ethics and Compliance Committee from 2005 through 2011. He is a licensed attorney and is currently Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy White House counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue Development Corporation and a former director on the board of Lutheran Brotherhood, the Washington Hospital Center and a public healthcare-related company.

Marc S. Joseph. Mr. Joseph has served as a Director on the Board of the Fund Complex since 2011 and as Chair of the Ethics and Compliance Committee since 2012. He has more than 20 years of experience in the investment industry, including over five years as a portfolio manager for mutual funds and institutional accounts and three years as a chief investment officer. Mr. Joseph is the co-founder of a consulting and advisory firm registered with the Financial Conduct Authority, the regulator of financial service providers in the United Kingdom. As the founder and Managing Director of another private investing and consulting company, he has provided services as a mediator or arbitrator for cases involving disputes with broker-dealers.

Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.

James A. Nussle. Mr. Nussle has served as a Director on the Board of the Fund Complex since 2011. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is a founding member, president and chief executive officer of the Nussle Group, a public affairs media and strategic consulting firm, and he also serves as an executive officer of a trade association of renewable energy companies. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.

Douglas D. Sims. Mr. Sims has served as a Director on the Board of the Fund Complex since 2006 and as Chair of the Audit Committee since 2009. Mr. Sims has over 37 years of experience in the financial services industry, including experience gained as the former chief executive officer of CoBank, a cooperative bank that provided financing to agribusinesses and rural-based customers. He has experience as a director as a former board member and chairman of the Federal Farm Credit Banks Funding Corporation.

Constance L. Souders. Ms. Souders has served as a Director on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also serves as the Audit Committee financial expert. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.

Interested Trustee Nominees

David S. Royal. Mr. Royal has nearly 18 years of experience advising and working for mutual fund complexes. He is currently the President of the Fund Complex. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Fund Complex. Before joining Thrivent, Mr. Royal was a partner at an international law firm based in Chicago. Mr. Royal teaches a course at a law school about the investment management industry. He also serves on the board of directors of a non-profit organization and is currently the Vice Chair.

Russell W. Swansen. Mr. Swansen has served as a Director on the Board of the Fund Complex since 2009. He has over 30 years of investment management experience and has served as Senior Vice President and Chief Investment Officer of Thrivent Financial since 2003. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has experience as a director on the board of several companies (both public and private) and non-profit organizations.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Board has engaged TAM to manage the Funds on a day-to-day basis. The Board is responsible for overseeing TAM and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter. The Board conducts regular quarterly meetings. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities. The Board met five times during the last fiscal year. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees held during the fiscal year ended October 31, 2014, and, if a member, at least 75% of the total number of meetings of the Committees held during the same period for which he or she served.

The Board has appointed an Independent Trustee to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Trust and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of

TAM, the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of TAM, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Trust and Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, TAM, sub-advisers, the Chief Compliance Officer of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for TAM, as appropriate, regarding risks faced by the Trust and its Funds, and TAM’s risk functions.

The Audit Committee of the Board, which is composed of all Independent Trustees, oversees management of financial risks and controls. The primary responsibilities of the Audit Committee include, as set forth in its charter, recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control. The head of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports. This Committee met seven times during the last fiscal year.

As set forth in is charter, the Ethics and Compliance Committee of the Board, which is composed of all Independent Trustees, monitors ethical risks and oversees the legal and regulatory compliance matters of the Funds. The head of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Trust’s Anti-Money

Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy, business continuity and anti-money laundering concerns. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports. This Committee met five times during the last fiscal year.

As set forth in is charter, the Investment Committee of the Board, which is composed of all Independent Trustees, assists the Board of Trustees in its oversight of the investment performance of the Funds; the Funds’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Funds; and the range of investment options offered to investors in the Funds. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals such as new Funds or Fund reorganizations. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports. This Committee met five times during the last fiscal year.

As set forth in is charter, the Contracts Committee, which is comprised of all of the Independent Trustees, assists the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Trustees deems necessary or appropriate for the continuation of operations of each Fund. The Contracts Committee met seven times during the last fiscal year.

As set forth in is charter, the Governance and Nominating Committee assists the Board of Trustees in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board of Trustees, compensation of the Trustees and composition of the committees and the Board’s membership. The Governance and Nominating Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust. The Governance and Nominating Committee met five times during the last fiscal year.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Trust’s charter documents do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance and Nominating Committee also does not set forth any specific qualification. The Governance and Nominating Committee does not have a formal process for identifying nominees, including any nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. The qualifications that the Committee takes into consideration include, but are not limited to, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, and other matters related to funds and fund oversight, support for the Thrivent mission, personal integrity, reputation and willingness to devote time to serve as a Trustee. The Committee considers diversity, including, but not limited to, diversity in experience, expertise, background and personal attributes. No one factor is controlling, either with respect to the group or any individual.

Executive Officers

The following information relates to executive officers of the Trust. The officers are appointed by the Board and serve at the discretion of the Board until their successors are duly appointed and qualified. The officers receive no compensation from the Funds but receive compensation in their capacities as officers or employees of TAM or its affiliates.

Name, Address, and Age	Position(s) Held With Trust and Length of Service[1]	Principal Occupation(s) During Past 5 Years
David S. Royal 625 Fourth Avenue South Minneapolis, MN (1971)	President since 2015	Vice President, Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010

Name, Address, and Age	Position(s) Held With Trust and Length of Service[1]	Principal Occupation(s) During Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN (1957)	Chief Investment Officer since 2015; Trustee since 2009	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN (1967)	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting since 2006

Michael W. Kremenak 625 Fourth Avenue South Minneapolis, MN (1978)	Secretary and Chief Legal Officer since 2015	Senior Counsel, Thrivent Financial since 2013; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013; Attorney at FAF Advisors from 2009 to 2010

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN (1965)	Chief Compliance Officer since 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN (1964)	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN (1961)	Vice President since 2012	Vice President, New Product Management and Development, Thrivent Financial since 2007

Kathryn A. Stelter 625 Fourth Avenue South Minneapolis, MN (1962)	Vice President since 2015	Director, Mutual Fund Operations, Thrivent Financial since 2014; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014

Name, Address, and Age	Position(s) Held With Trust and Length of Service[1]	Principal Occupation(s) During Past 5 Years
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI (1977)	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002

James M. Odland 625 Fourth Avenue South Minneapolis, MN (1955)	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005

Todd J. Kelly 4321 North Ballard Road Appleton, WI (1969)	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial since 2002

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN (1977)	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007

(1)	Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.

Beneficial Interest in the Funds by Trustees

The following tables provide information, as of December 31, 2014, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies, not including ownership through deferred compensation, within the investment company complex that are (or would be, if elected) overseen by the Trustee. For Independent Trustees only, the last column sets forth the dollar range of each Trustee’s deferred compensation, which is effectively invested in the Trust and allocated among individual Funds as determined by the Trustee. For more information on the deferred compensation plan and for the aggregate amount of each Trustee’s deferred compensation, see “Compensation of Trustees” below.

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
Janice B. Case	Thrivent Aggressive Allocation Fund	$50,001-$100,000	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	$10,001-$50,000		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	$1-$10,000		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		None
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Richard L. Gady	Thrivent Aggressive Allocation Fund	$10,001-$50,000	Over $100,000	$50,001-$100,000
	Thrivent Moderately Aggressive Allocation Fund	None		$10,001-$50,000
	Thrivent Moderate Allocation Fund	$10,001-$50,000		$50,001-$100,000
	Thrivent Moderately Conservative Allocation Fund	None		Over $100,000
	Thrivent Natural Resources Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Emerging Markets Equity Fund	None		$1-$10,000
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		$1-$10,000
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		$1-$10,000
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Growth and Income Plus Fund	$10,001-$50,000		Over $100,000
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		Over $100,000
	Thrivent Municipal Bond Fund	$50,001-$100,000		None
	Thrivent Income Fund	None		None
	Thrivent Opportunity Income Plus Fund	$10,001-$50,000		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	$1-$10,000		Over $100,000
	Thrivent Money Market Fund	$1-$10,000		None

Richard A. Hauser	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	Over $100,000		None
	Thrivent Moderate Allocation Fund	Over $100,000		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	$10,001-$50,000		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$10,001-$50,000		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		None
	Thrivent Diversified Income Plus Fund	Over $100,000		Over $100,000
	Thrivent Municipal Bond Fund	Over $100,000		None
	Thrivent Income Fund	None		None
	Thrivent Opportunity Income Plus Fund	$50,001-$100,000		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	Over $100,000		None
	Thrivent Money Market Fund	$10,001-$50,000		None

Marc S. Joseph	Thrivent Aggressive Allocation Fund	$1-$10,000	$10,001-$50,000	$10,001-$50,000
	Thrivent Moderately Aggressive Allocation Fund	$1-$10,000		$10,001-$50,000
	Thrivent Moderate Allocation Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Small Cap Growth Fund	$1-$10,000		None
	Thrivent Partner Small Cap Value Fund	$1-$10,000		$10,001-$50,000
	Thrivent Small Cap Stock Fund	$1-$10,000		None
	Thrivent Mid Cap Growth Fund	$1-$10,000		None
	Thrivent Partner Mid Cap Value Fund	$1-$10,000		None
	Thrivent Mid Cap Stock Fund	$1-$10,000		None
	Thrivent Partner Worldwide Allocation Fund	$1-$10,000		None
	Thrivent Large Cap Growth Fund	$1-$10,000		None
	Thrivent Large Cap Value Fund	$1-$10,000		None
	Thrivent Large Cap Stock Fund	$1-$10,000		None
	Thrivent Growth and Income Plus Fund	$1-$10,000		None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	$1-$10,000		None
	Thrivent Diversified Income Plus Fund	Over $100,000		$10,001-$50,000

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Paul R. Laubscher	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation

James A. Nussle	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	$10,001-$50,000		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	Over $100,000		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Large Cap Stock Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	Over $100,000		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	$10,001-$50,000		None
	Thrivent Money Market Fund	None		None

Douglas D. Sims	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Emerging Markets Equity Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Constance L. Souders	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Natural Resources Fund	None		None
	Thrivent Partner Emerging Markets Equity Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Growth and Income Plus Fund	None		None
	Thrivent Balanced Income Plus Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Opportunity Income Plus Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Interested Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Natural Resources Fund	None
	Thrivent Partner Emerging Markets Equity Fund	None
	Thrivent Partner Small Cap Growth Fund	None
	Thrivent Partner Small Cap Value Fund	None
	Thrivent Small Cap Stock Fund	None
	Thrivent Mid Cap Growth Fund	None
	Thrivent Partner Mid Cap Value Fund	None
	Thrivent Mid Cap Stock Fund	None
	Thrivent Partner Worldwide Allocation Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Value Fund	None
	Thrivent Large Cap Stock Fund	None
	Thrivent Growth and Income Plus Fund	None
	Thrivent Balanced Income Plus Fund	None
	Thrivent High Yield Fund	None
	Thrivent Diversified Income Plus Fund	None
	Thrivent Municipal Bond Fund	None
	Thrivent Income Fund	None
	Thrivent Opportunity Income Plus Fund	None
	Thrivent Government Bond Fund	None
	Thrivent Limited Maturity Bond Fund	None
	Thrivent Money Market Fund	None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies

David S. Royal	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Natural Resources Fund	None
	Thrivent Partner Emerging Markets Equity Fund	None
	Thrivent Partner Small Cap Growth Fund	None
	Thrivent Partner Small Cap Value Fund	None
	Thrivent Small Cap Stock Fund	None
	Thrivent Mid Cap Growth Fund	None
	Thrivent Partner Mid Cap Value Fund	None
	Thrivent Mid Cap Stock Fund	None
	Thrivent Partner Worldwide Allocation Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Value Fund	None
	Thrivent Large Cap Stock Fund	None
	Thrivent Growth and Income Plus Fund	None
	Thrivent Balanced Income Plus Fund	None
	Thrivent High Yield Fund	None
	Thrivent Diversified Income Plus Fund	None
	Thrivent Municipal Bond Fund	None
	Thrivent Income Fund	Over $100,000
	Thrivent Opportunity Income Plus Fund	None
	Thrivent Government Bond Fund	None
	Thrivent Limited Maturity Bond Fund	None
	Thrivent Money Market Fund	None

Material Transactions with Independent Trustees

No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee (other than as described in the following paragraph) has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

Compensation of Trustees

The following table provides the amounts of compensation paid to the Trustees and Trustee nominees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2014:

Name	Aggregate Compensation from Trust	Total Compensation Paid by Trust and Fund Complex[1]
Interested Trustees:
Russell W. Swansen	$0	$0
David S. Royal	$0	$0

Independent Trustees:
Janice B. Case	$65,616	$165,000
Richard L. Gady (1)	$61,249	$154,000
Richard A. Hauser (1)	$83,500	$210,000
Marc S. Joseph	$65,616	$165,000
Paul R. Laubscher (1)	$69,591	$175,000
James A. Nussle	$61,642	$155,000
Douglas D. Sims (1)	$69,197	$174,000
Constance L. Souders (1)	$77,539	$195,000

(1)	The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Trust, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Trust through the plan, since deferred compensation is a general liability of the Trust. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable series of the Trust. As of December 31, 2014, the total amount of deferred compensation payable to Mr. Gady was $1,196,865; the total amount of deferred compensation payable to Mr. Hauser was $863,916; the total amount of deferred compensation payable to Mr. Laubscher was $192,899; the total amount of deferred compensation payable to Mr. Sims was $1,476,367; the total amount of deferred compensation payable to Ms. Souders was $190,775; and the total amount of deferred compensation payable to Mr. Joseph was $174,688.

Shareholder Communications

Shareholders may contact the Board, or any individual Trustee, by sending a letter to:

Board of Trustees

Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, MN 55415

Independent Accountants

The Trust has retained PricewaterhouseCoopers LLP (“PwC”) as its independent public accountants for the fiscal year ending October 31, 2014. Representatives of PwC are not expected to be present at the Special Meeting but are expected to be available by telephone should the need for consultation arise. Representatives of PwC shall have the opportunity to make a statement at the Special Meeting if they so desire.

The following table presents the aggregate fees billed to Funds with December 31st fiscal year-ends (i.e., Thrivent Natural Resources Fund, Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund (collectively, the “12/31 Funds”)) for the fiscal years ended December 31, 2013 and December 31, 2014 by PwC for professional services rendered for the audit of the Trusts’s annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/13	12/31/14
Audit Fees	$29,185	$40,489
Audit-Related Fees(1)	$297	$0
Tax Fees(2)	$23,995	$17,174
All Other Fees(3)	$0	$0

Total	$53,477	$57,663

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Funds (other than the 12/31 Funds) for the fiscal years ended October 31, 2014 and October 31, 2013 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Fund and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/13	10/31/14
Audit Fees	$357,151	$371,291
Audit-Related Fees(1)	$3,621	$0
Tax Fees(2)	$113,967	$119,953
All Other Fees(3)	$0	$0

Total	$474,739	$491,244

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Trust’s audit committee charter provides that the audit committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The audit committee also is responsible for pre-approval (subject to certain de minimis exceptions for non-audit services described in applicable regulations) of all non-auditing services performed for the Trust or an affiliate of the Trust. In addition, the Trust’s audit committee charter permits a designated member of the audit committee to pre-approve, between committee meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. The Trust’s audit committee pre-approved all fees described above that PwC billed to the Trust.

Less than 50% of the hours billed by PwC for auditing services to the Trust for each Fund’s last fiscal year was for work performed by persons other than full-time permanent employees of PwC. In addition, the Trust’s Audit Committee has considered the non-audit services provided to the Trust, the Trust’s investment adviser and their affiliates and determined that these services do not compromise PwC’s independence.

Required Vote

A plurality of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present is required for the election of each Trustee. Shareholders of all Funds will vote together as a single class on Proposal 1.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR all nominees in Proposal 1. If Proposal 1 is not adopted, the Board will continue to consist of the existing Trustees of the Trust.

PROPOSAL 2

New Advisory Fee Structure for Asset Allocation Funds

Background

The investment objective of each Asset Allocation Fund is set forth below:

Thrivent Aggressive Allocation Fund seeks long-term capital growth.

Thrivent Moderately Aggressive Allocation Fund seeks long-term capital growth.

Thrivent Moderate Allocation Fund seeks long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Fund seeks long-term capital growth while providing reasonable stability of principal.

Each Asset Allocation Fund pursues its objective by investing in a combination of other Thrivent mutual funds and directly held financial instruments. Each Fund uses a prescribed asset allocation strategy involving a two-step process: the first step is the construction of a model for the allocation of the Fund’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings for these sub-classes. Sub-classes may be based on market capitalization, investment style (such as growth or value), or economic sector for equity securities, or maturity, duration, security type or credit rating for debt securities. The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics.

Neither the investment objectives nor the primary investment strategies are being changed by this proposal. Rather, the proposal simplifies the structure of the Asset Allocation Funds’ investment advisory fees in order to benefit current shareholders and make them more attractive to potential shareholders.

When the Asset Allocation Funds were launched in 2005, the 1940 Act and the rules thereunder permitted funds of funds to invest only in affiliated mutual funds, government securities and short-term securities. In 2006, the Securities and Exchange Commission (the “SEC”) adopted Rule 12d1-2, which permits an affiliated fund of funds to invest in other securities as defined under the 1940 Act. In 2008, the Asset Allocation Funds also received exemptive relief from the SEC to invest directly in financial instruments, such as futures contracts, which may not be securities as defined under the 1940 Act.

The Asset Allocation Funds’ investment advisory fee from 2005 to 2009 was 0.15% on all assets, with breakpoints at $500 million and $2 billion. The Asset

Allocation Funds’ portfolios were comprised primarily of affiliated funds. Once the SEC adopted Rule 12d1-2 and permitted the Asset Allocation Funds to make investments in securities and other instruments beyond affiliated funds, government securities and short-term securities, it became evident that the existing fee structure would not be appropriate over the long term. The 0.15% advisory fee was not sufficient to cover TAM’s costs in managing direct investments and thus incented TAM to invest through affiliated mutual funds as opposed to holding securities directly.

The current bifurcated fee structure, which shareholders approved in 2009, was intended to align the interests of TAM and shareholders. The investment advisory fee on directly held investments was set at a level intended to approximate the blended average investment advisory fee for the Thrivent mutual funds in which the Asset Allocation Funds typically invest. Thus, TAM would not have an incentive to favor either directly held securities or other Thrivent mutual funds over the other, but would select the method of investing that was best for the Asset Allocation Funds and their shareholders. The current investment advisory fee structure has served the Asset Allocation Funds well and has provided competitive investment advisory fees to the shareholders. However, the current structure, while effective, is somewhat complicated.

As described further below, the Board and TAM believe that simplifying the fee structure will benefit current shareholders and make the Asset Allocation Funds more attractive to potential shareholders. In addition, the Board and TAM believe that a simplified fee structure is more consistent with the Trust’s brand messaging.

The Adviser

TAM, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, is the investment adviser for each of the Asset Allocation Funds. TAM was organized as a Delaware limited liability company on September 23, 2005. TAM is an indirect wholly owned subsidiary of Thrivent Financial. TAM and Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and managed approximately $96 billion in assets as of December 31, 2014, including approximately $41 billion in mutual fund assets.

Advisory Agreement

TAM currently serves as the investment adviser for each Asset Allocation Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Funds, and TAM. Shareholders approved the current fee structure for the Asset Allocation Funds on May 15, 2009. The Board most recently approved the continuation of the Advisory Agreement on behalf of each Asset Allocation Fund on October 29, 2014.

The Advisory Agreement provides that TAM will provide overall investment supervision of the assets of each Asset Allocation Fund. TAM furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under the Advisory Agreement. TAM also pays all compensation of Trustees, officers and employees of the Trust who are TAM’s affiliated persons. All costs and expenses not expressly assumed by TAM under the Advisory Agreement are paid by the Asset Allocation Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Trustees other than those affiliated with the Adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act. The Advisory Agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board. The vote for approval must include the approval of a majority of the Independent Trustees. The Advisory Agreement terminates automatically upon assignment. With respect to each Asset Allocation Fund, the Advisory Agreement is terminable at any time without penalty by the Board or by the vote of a majority of the outstanding shares of such Asset Allocation Fund. The Adviser may terminate the Advisory Agreement on 60 days written notice to the Trust.

Upon approval of the proposed new advisory fee structure, TAM will continue to serve as the investment adviser for each Asset Allocation Fund and the terms of the Advisory Agreement will be unchanged except with respect to the fee payable to TAM by each Asset Allocation Fund as described in further detail below.

Advisory Fee Structure

Current Fee Structure

Currently, the investment advisory fees for the Asset Allocation Funds include an investment advisory fee applied to all assets and an additional investment advisory fee applied only to assets that are not Thrivent mutual funds. Specifically, the current fees are as follows (expressed as an annual rate of average daily net assets):

•	An investment advisory fee assessed on all assets. This fee is 0.15% for the first $500 million, 0.125% for assets over $500 million but less than

$2 billion, 0.10% for assets over $2 billion but less than $5 billion, 0.075% for assets over $5 billion but less than $10 billion, and 0.05% for assets over $10 billion.

•	An investment advisory fee assessed on all assets other than investments in Thrivent mutual funds. The fees are as follows: 0.60% for Thrivent Aggressive Allocation Fund, 0.55% for Thrivent Moderately Aggressive Allocation Fund, 0.50% for Thrivent Moderate Allocation Fund, and 0.45% for Thrivent Moderately Conservative Allocation Fund.

•	The Asset Allocation Funds incur, indirectly, the investment advisory fees and other fees or expenses charged by other funds in which they invest.

Proposed Fee Structure

Under this proposal, the Asset Allocation Funds would charge a single investment advisory fee that encompasses the three types of investment advisory fees currently charged and described above. The proposed investment advisory fee is 0.75% for Thrivent Aggressive Allocation Fund, 0.70% for Thrivent Moderately Aggressive Allocation Fund, 0.65% for Thrivent Moderate Allocation Fund, and 0.60% for Thrivent Moderately Conservative Allocation Fund. Each Asset Allocation Fund’s fee schedule would have breakpoints decreasing the fee by 0.025% at $500 million, $2 billion, $5 billion and $10 billion. With respect to any investment advisory fees indirectly incurred by the Asset Allocation Funds from investments in other Thrivent mutual funds, TAM would waive an equivalent amount of the Asset Allocation Funds’ investment advisory fee to offset such indirect investment advisory fees. TAM would not waive other fees or expenses incurred by the other Thrivent mutual funds.

As described further below, the proposal is expected to lower the net expense ratios for each of the Asset Allocation Funds.

Reasons for the Proposal

While the Asset Allocation Funds have been successful, the Board and TAM believe that the change to the fee structure will make them even more attractive to shareholders and prospective shareholders. TAM believes that simplifying the fee structure will enable them to market the Asset Allocation Funds to a potential larger shareholder base. While the Asset Allocation Funds’ overall advisory fees are competitive, many funds with which they compete for shareholders do not charge an asset allocation fee on investments in affiliated funds. In addition, TAM believes that having a somewhat complex fee structure could be perceived as inconsistent with its brand messaging. Accordingly, the Board and TAM are proposing a change to a simple, single investment advisory fee.

Board Considerations

At its meeting on May 20, 2015, the Board voted unanimously to approve the proposed new fee structure for each Asset Allocation Fund. The Board had recently reapproved the existing Advisory Agreement between the Trust and TAM for each Asset Allocation Fund at its meeting on October 29, 2014. In connection with its approval of the Advisory Agreement and the new fee structure, the Board considered the reasons for the proposal listed above as well as the following factors:

1.	The nature, extent, and quality of the services provided by TAM;

2.	The performance of each Asset Allocation Fund;

3.	The advisory fee and net operating expense ratio of each Asset Allocation Fund compared to a peer group;

4.	The cost of services provided and profit realized by TAM;

5.	The extent to which economies of scale may be realized as the Asset Allocation Funds grow;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of the Asset Allocation Funds’ shareholders;

7.	Other benefits realized by TAM or its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Trustees) met on six occasions from February 25 to October 28, 2014 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by TAM; asset and flow trends for the Funds; the cost of services and profit realized by TAM and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds. The Board received information from the investment management staff of TAM regarding the personnel providing services to the Funds, as well as changes in staff and systems and compliance enhancements. The Board also received periodic reports from TAM’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements and whether to recommend shareholder approval of the change of the fee structure of the Asset Allocation Funds. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Asset Allocation Funds by TAM. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds under the Advisory Agreement. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of TAM’s portfolio managers.

The Board received reports at each of its quarterly meetings from TAM’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by TAM’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Funds, including the Asset Allocation Funds. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by TAM. The Independent Trustees also met in-person with and received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered the adequacy of TAM’s resources used to provide services to the Trust pursuant to the Advisory Agreement. TAM reviewed with the Board its process for overseeing the portfolio management teams of the Funds. In addition, TAM explained how its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources. TAM also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated TAM’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by TAM supported renewal of the Advisory Agreement.

When reviewing the proposal to change the fee structure of the Asset Allocation Funds, the Board considered that TAM provides both sophisticated strategic and tactical asset allocation as well as active security selection and management. The Board noted that TAM reviews its strategic asset allocation periodically, using detailed quantitative analysis and incorporating the best historical data available with respect to the performance and characteristics of various asset classes. The Board considered that over time the Asset Allocation Funds have gradually invested a larger percentage of their assets in direct investments and have reduced their investments in affiliated mutual funds. The Board also noted that the Asset Allocation Funds do not currently invest a significant amount of their assets in exchange-traded funds (ETFs), as do some other mutual funds in their peer groups.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

The Board noted that all four of the Asset Allocation Funds have 1-, 3- and 5-year relative performance that is at or better than the median of their Lipper peer groups.

The Board received additional information regarding the Asset Allocation Funds’ performance compared to a customized benchmark that TAM believes better represented the investment strategies of such Funds.

Advisory Fees and Fund Expenses

In renewing the Advisory Agreement, the Board reviewed information prepared by MPI comparing each Asset Allocation Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees. On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable. The Board also reviewed information prepared by MPI comparing each Asset Allocation Fund’s overall expense ratio with the expense ratio of its peer group.

In connection with its review of the proposed change to the Asset Allocation Funds’ investment advisory fee structure, the Board considered information about how the proposed fees and net expense ratio would compare to each Fund’s peer group. On the basis of its review, the Board concluded that the proposed investment advisory fees were reasonable.

Cost of Services and Profitability

The Board considered TAM’s estimates of its profitability, which included allocations by TAM of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of TAM conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of TAM both overall and on a Fund-by-Fund basis. Based on its review of the data prepared by MPI and expense and profit information provided by TAM, the Board concluded that the profits earned by TAM from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

The Board considered the impact of the proposed investment advisory fee change on the profitability of the Asset Allocation Funds. The Board noted that TAM’s profit margin for each of the Asset Allocation Funds was expected to decrease as a result of the change.

In approving the proposed change to the structure of the investment advisory fees, the Board considered that because the Asset Allocation Funds do not generally use passive strategies such as indexing or purchasing ETFs in significant amounts (though TAM does use futures contracts), TAM bears additional costs in providing active management to the Funds. TAM explained to the Board that directly managing different asset classes in various “sleeves” is more difficult and more expensive to manage than would be a fund that was passively managed through indexing or the purchase of ETFs. In addition, the Board considered that TAM employs an investment strategy for the Asset Allocation Funds that includes significant investments in assets across the globe, and that investing globally is more expensive than investing domestically.

Economies of Scale and Breakpoints

When it approved the Advisory Agreement, the Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. TAM explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by TAM related to advisory fee rates and breakpoints in the advisory fee rates. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a

Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by TAM, and/or a lower overall fee rate. The Board viewed favorably that TAM agreed to implement additional breakpoints for the Asset Allocation Funds that became effective on January 1, 2015.

In reviewing the proposed change to the Asset Allocation Funds’ fee schedule, the Board considered that funds in their peer groups are part of much larger fund complex, which allows those funds to accrue economies of scale at a higher level. It noted that the Thrivent fund complex is notably smaller than the median size of the respective peer groups.

Other Benefits to TAM and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that TAM and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to TAM and its affiliates derived from its relationship with the Trust, including, among other things, research received by TAM generated from commission dollars spent on the Funds’ portfolio trading. The Board reviewed with TAM these arrangements and the reasonableness of the costs relative to the services performed. The Board considered TAM’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with TAM’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Board, including all of the Independent Trustees voting separately, approved the Advisory Agreement.

Current and Pro Forma Fees

Set forth below are tables showing the current expenses of each of the Asset Allocation Funds, together with pro forma expenses for each of the Asset Allocation Funds under the proposed advisory fee structure.

Thrivent Aggressive Allocation Fund

SHAREHOLDER FEES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	0.00%	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)[1]	1.00%	0.00%	1.00%	0.00%

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees	0.36%	0.36%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.20%	0.05%	0.20%	0.05%
Acquired Fund (Underlying Fund) Fees and Expenses	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	1.31%	0.91%	1.69%	1.29%
Less Expense Reimbursement[2]	0.00%	0.00%	0.44%	0.44%
Net Annual Fund Operating Expenses after Expense Reimbursement	1.31%	0.91%	1.25%	0.85%

[1]	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.

[2]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses (and the operating expenses of the underlying funds) remain the same. These figures include the indirect expenses incurred by the Fund in investing in the underlying funds. Although your actual cost may be higher or lower, based on the foregoing assumptions your cost would be:

	Current Example				Pro Forma
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$676	$942	$1,229	$2,042	$670	$925	$1,199	$1,978
Institutional Class Shares	$93	$290	$504	$1,120	$87	$271	$471	$1,049

Thrivent Moderately Aggressive Allocation Fund

SHAREHOLDER FEES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	0.00%	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)[1]	1.00%	0.00%	1.00%	0.00%

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees	0.34%	0.34%	0.68%	0.68%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.17%	0.05%	0.17%	0.05%
Acquired Fund (Underlying Fund) Fees and Expenses	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	1.21%	0.84%	1.55%	1.18%
Less Expense Reimbursement[2]	0.00%	0.00%	0.39%	0.39%
Net Annual Fund Operating Expenses after Expense Reimbursement	1.21%	0.84%	1.16%	0.79%

[1]	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.

[2]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

EXAMPLE

	Current Example				Pro Forma
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$667	$913	$1,178	$1,935	$662	$898	$1,153	$1,881
Institutional Class Shares	$86	$268	$466	$1,037	$81	$252	$439	$978

Thrivent Moderate Allocation Fund

SHAREHOLDER FEES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	0.00%	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)[1]	1.00%	0.00%	1.00%	0.00%

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees	0.33%	0.33%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.14%	0.05%	0.14%	0.05%
Acquired Fund (Underlying Fund) Fees and Expenses	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.11%	0.77%	1.41%	1.07%
Less Expense Reimbursement[2]	0.00%	0.00%	0.34%	0.34%
Net Annual Fund Operating Expenses after Expense Reimbursement	1.11%	0.77%	1.07%	0.73%

[1]	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.

[2]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

EXAMPLE

	Current Example				Pro Forma
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$657	$883	$1,128	$1,827	$653	$872	$1,108	$1,784
Institutional Class Shares	$79	$246	$428	$954	$75	$233	$406	$906

Thrivent Moderately Conservative Allocation Fund

SHAREHOLDER FEES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	0.00%	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)[1]	1.00%	0.00%	1.00%	0.00%

ANNUAL FUND OPERATING EXPENSES

	Current Expenses		Pro Forma
	Class A Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares
Management Fees	0.38%	0.38%	0.59%	0.59%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%	None
Other Expenses	0.14%	0.06%	0.14%	0.06%
Acquired Fund (Underlying Fund) Fees and Expenses	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.05%	0.72%	1.26%	0.93%
Less Expense Reimbursement[2]	0.00%	0.00%	0.24%	0.24%
Net Annual Fund Operating Expenses after Expense Reimbursement	1.05%	0.72%	1.02%	0.69%

[1]	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.

[2]	The Adviser has contractually agreed, for as long as the proposed fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser serves as investment adviser. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

EXAMPLE

	Current Example				Pro Forma
	One Year	Three Years	Five Years	Ten Years	One Year	Three Years	Five Years	Ten Years
Class A Shares	$651	$866	$1,098	$1,762	$648	$857	$1,082	$1,729
Institutional Class Shares	$74	$230	$401	$894	$70	$221	$384	$859

Additional Information About the Adviser

TAM received the following amounts in advisory fees from the Asset Allocation Funds for the fiscal year ended October 31, 2014:

Thrivent Aggressive Allocation Fund	$2,695,497
Thrivent Moderately Aggressive Allocation Fund	$6,082,869
Thrivent Moderate Allocation Fund	$5,695,940
Thrivent Moderately Conservative Allocation Fund	$2,828,144

If the proposed fee structure were in effect during the fiscal year ended October 31, 2014, TAM would have received the following advisory fees from the Asset Allocation Funds:

	Pro Forma Fees	Difference between Actual and Pro Forma
Thrivent Aggressive Allocation Fund	$2,274,098	16%
Thrivent Moderately Aggressive Allocation Fund.	$5,168,143	15%
Thrivent Moderate Allocation Fund	$4,944,794	13%
Thrivent Moderately Conservative Allocation Fund.	$2,622,922	7%

TAM provides both administrative and accounting services to the Asset Allocation Funds under an Administrative Services Agreement. Under this Agreement, each Fund pays TAM an annual fee equal to the sum of $70,000 plus 0.02 percent of the Fund’s average daily net assets. The total dollar amounts paid to TAM for such services by each Asset Allocation Fund during the fiscal year ended October 31, 2014 was:

Thrivent Aggressive Allocation Fund	$210,236
Thrivent Moderately Aggressive Allocation Fund	$399,692
Thrivent Moderate Allocation Fund	$385,444
Thrivent Moderately Conservative Allocation Fund	$208,640

The Asset Allocation Funds did not pay any brokerage commissions to affiliated brokers during its last fiscal year.

The name and principal occupation of the managers and principal executive officers of the Adviser are as set forth below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Russell W. Swansen	President

Janice M. Guimond	Vice President and Chief Operating Officer

David S. Royal	Vice President

Edward S. Dryden	Chief Compliance Officer

Gerard V. Vaillancourt	Vice President, CFO & Treasurer

Christina A. Smith	Secretary and General Counsel

Kathleen M. Koelling	Privacy Officer, Anti-Money Laundering Officer

Cynthia J. Nigbur	Assistant Secretary

Michael W. Kremenak	Assistant Secretary

The following Trustee and officers of the Asset Allocation Funds are also officers of the Adviser:

Affiliated Person	Position with Trust	Position with the Adviser
Russell W. Swansen	Chief Investment Officer	President
David S. Royal	President	Vice President
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Janice M. Guimond	Vice President	Vice President and Chief Operating Officer
Michael W. Kremenak	Secretary and Chief Legal Officer	Assistant Secretary
Gerard V. Vaillancourt	Treasurer and Principal Accounting Officer	Vice President, CFO & Treasurer
Kathleen M. Koelling	Anti-Money Laundering Officer	Privacy Officer, Anti-Money Laundering Officer

No Trustee had any material interest, direct or indirect, in any material transaction since the beginning of the fiscal year ended October 31, 2014, or in any material proposed transaction, to which the Adviser, any parent of subsidiary of the Adviser or any subsidiary or parent of such entities was or is to be a party.

Required Vote

To be effective with respect to any Asset Allocation Fund, Proposal 2 must receive the affirmative vote of “a majority of the outstanding voting securities” of the particular Fund entitled to vote on the proposal, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a fund means the lesser of (1) the vote of the holders of more than 50% of the outstanding shares of the fund or (2) the vote of 67% or more of the shares of the fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy. It is possible that shareholders of one or more Asset Allocation Funds may approve one of these proposals, while shareholders of the other Asset Allocation Fund(s) do not. In that case, the particular proposal would become effective for the Asset Allocation Fund(s) whose shareholders approved the proposal.

Recommended Shareholder Action

The Board unanimously recommends that shareholders vote FOR approval of Proposal 2.

OTHER INFORMATION

Other Matters to Come Before the Special Meeting

The Board does not know of any matters to be considered at the Special Meeting other than those described above. If any other matters are properly brought before the Special Meeting, the proxies identified on the voting instruction form intend to vote Fund shares on such matters in accordance with their best judgment.

In the event that sufficient votes to approve a Proposal are not received at the Special Meeting, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such Proposal, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.

No Annual Meetings of Shareholders

There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the proxy card and return it promptly in the enclosed envelope. No postage is necessary if the proxy card is mailed within the United States. Alternatively, you may vote by telephone or the Internet by using the telephone number or website address on the enclosed proxy card.

June 18, 2015

Date of Proxy Statement

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 625 Fourth Avenue South Minneapolis, MN 55415 on August 14, 2015

Please detach at perforation before mailing.

PROXY	THRIVENT MUTUAL FUNDS	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 14, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THRIVENT MUTUAL FUNDS

The undersigned hereby appoints David S. Royal, Michael W. Kremenak and James M. Odland, or any of them, with the right of substitution, proxies of the undersigned at the special meeting of shareholders of Thrivent Mutual Funds (the “Trust”), to be held at the Thrivent Financial for Lutherans building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 14, 2015 at 9:00 a.m. Central Time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, which describes the matters to be considered and voted on.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposals. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature of joint owner, if any

Date	THR_26694_061515-BK1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on August 14, 2015.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/thr-26694

FUNDS	FUNDS	FUNDS
Thrivent Aggressive Allocation Fund	Thrivent Balanced Income Plus Fund	Thrivent Diversified Income Plus Fund
Thrivent Government Bond Fund	Thrivent Growth and Income Plus Fund	Thrivent High Yield Fund
Thrivent Income Fund	Thrivent Large Cap Growth Fund	Thrivent Large Cap Stock Fund
Thrivent Large Cap Value Fund	Thrivent Limited Maturity Bond Fund	Thrivent Mid Cap Growth Fund
Thrivent Mid Cap Stock Fund	Thrivent Moderate Allocation Fund	Thrivent Moderately Aggressive Allocation Fund
Thrivent Moderately Conservative Allocation Fund	Thrivent Money Market Fund	Thrivent Municipal Bond Fund
Thrivent Natural Resources Fund	Thrivent Opportunity Income Plus Fund	Thrivent Partner Emerging Markets Equity Fund
Thrivent Partner Mid Cap Value Fund	Thrivent Partner Small Cap Growth Fund	Thrivent Partner Small Cap Value Fund
Thrivent Partner Worldwide Allocation Fund	Thrivent Small Cap Stock Fund

Please detach at perforation before mailing.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:        ¢

1. To elect Trustees of the Trust.
				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Russell W. Swansen	02. David S. Royal	03. Janice B. Case	04. Richard L. Gady	☐	☐	☐
05. Richard A. Hauser	06. Marc S. Joseph	07. Paul R. Laubscher	08. James A. Nussle
09. Douglas D. Sims	10. Constance L. Souders

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line below.

2.     To approve a new investment advisory fee structure for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, and Thrivent Moderately Conservative Allocation Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Thrivent Aggressive Allocation Fund	☐	☐	☐	02 Thrivent Moderately Aggressive Allocation Fund	☐	☐	☐
03 Thrivent Moderate Allocation Fund	☐	☐	☐	04 Thrivent Moderately Conservative Allocation Fund	☐	☐	☐

					FOR	AGAINST	ABSTAIN
3. To consider and act upon any matter related to the foregoing and to transact other business that may properly come before the Special Meeting and all adjournments					☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

THR_26694_061515-BK1